                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 23, 2006

                        ELGRANDE INTERNATIONAL, INC.

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             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

1450 Kootenay Street, Vancouver, B.C., Canada          V5K4R1

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               (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 4.01.  Changes in Registrant’s Certifying Accountant.

On May 23, 2006, Elgrande International, Inc. (“we” or the “Company”) was informed that the Company’s independent auditors, Williams & Webster, P.S. (“W&W"), which had audited the Company's financial statements for the last three fiscal years ended May 31, 2003, 2004, and 2005, respectively, had resigned as the independent auditors for the Company effective that date.

None of W&W's reports on the Company's financial statements for any of the Company's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Company's ability to continue as a going concern. During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of W&W, there were no disagreements with W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of W&W, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no “reportable events” (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Company’s two most recent fiscal years.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.    Description

     16.1          Letter of resignation of certifying accountant from

                   Williams & Webster, P.S.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ELGRANDE.COM, INC.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: May 30, 2006

EXHIBIT INDEX

  Exhibit No.      Description

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     16.1          Letter of resignation of certifying accountant from

                   Williams & Webster, P.S.